AMENDED AND RESTATED BYLAWS

                                       OF

                         TRANSEASTERN PROPERTIES, INC.,

                              A FLORIDA CORPORATION


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                                TABLE OF CONTENTS

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         ARTICLE I                  MEETINGS OF SHAREHOLDERS....................................................  1
                  Section 1.        Annual Meeting..............................................................  1
                  Section 2.        Special Meeting.............................................................  1
                  Section 3.        Place.......................................................................  2
                  Section 4.        Notice......................................................................  2
                  Section 5.        Shareholder Quorum..........................................................  2
                  Section 6.        Shareholder Voting..........................................................  3
                  Section 7.        Fixing Record Dates.........................................................  3
                  Section 8.        Proxies.....................................................................  3
                  Section 9.        Action by Written Consent of Shareholders Without Meeting...................  3
                  Section 10.       Notification of Nomination of Directors.....................................  4
                  Section 11.       Notice of Business at Annual Meetings.......................................  5

         ARTICLE II                 DIRECTORS...................................................................  6
                  Section 1.        Function....................................................................  6
                  Section 2.        Compensation................................................................  6
                  Section 3.        Presumption of Assent.......................................................  6
                  Section 4.        Number of Directors.........................................................  6
                  Section 5.        Election of Directors.......................................................  7
                  Section 6.        Vacancies...................................................................  7
                  Section 7.        Removal of Directors........................................................  7
                  Section 8.        Quorum and Transaction of Business..........................................  7
                  Section 9.        Place of Meeting............................................................  8
                  Section 10.       Time, Notice and Call of Meetings...........................................  8
                  Section 11.       Action Without a Meeting....................................................  8

         ARTICLE III       COMMITTEES...........................................................................  9
                  Section 1.        Executive Committee.........................................................  9
                  Section 2.        Meetings of Executive Committee.............................................  9
                  Section 3.        Other Committees............................................................  9

         ARTICLE IV        OFFICERS............................................................................. 10
                  Section 1.        General Provisions.......................................................... 10
                  Section 2.        Term of Office.............................................................. 10
                  Section 3.        Chairman of the Board....................................................... 10
                  Section 4.        Chief Executive Officer..................................................... 10
                  Section 5.        President................................................................... 10
                  Section 6.        Chief Operating Officer..................................................... 11
                  Section 7.        Vice President.............................................................. 11


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                  Section 8.        Secretary................................................................... 11
                  Section 9.        Treasurer................................................................... 11
                  Section 10.       Assistant and Subordinate Officers; Special
                           Officers to the Chairman of the Board................................................ 12
                  Section 11.       Duties of Officers May be Delegated......................................... 12

         ARTICLE V                  SHARE CERTIFICATE AND SEAL.................................................. 12
                  Section 1.        Form and Execution.......................................................... 12
                  Section 2.        Registration of Transfer.................................................... 13
                  Section 3.        Lost, Stolen or Destroyed Certificates...................................... 13
                  Section 4.        Seal........................................................................ 13

         ARTICLE VI        DISTRIBUTIONS........................................................................ 13

         ARTICLE VII       MISCELLANEOUS PROVISIONS............................................................. 13
                  Section 1.        Fiscal Year................................................................. 13
                  Section 2.        Resignation................................................................. 14
                  Section 3.        Voting Upon Stocks of Other Corporations.................................... 14

         ARTICLE VIII               CORPORATE RECORDS, SHAREHOLDERS'

                           INSPECTION RIGHTS; FINANCIAL INFORMATION............................................. 14
                  Section 1.        Corporate Records........................................................... 14
                  Section 2.        Shareholders' Inspection Rights............................................. 15
                  Section 3.        Financial Statements for Shareholders....................................... 15
                  Section 4.        Other Reports to Shareholders............................................... 16

         ARTICLE IX        INDEMNIFICATION...................................................................... 16
                  Section 1.        Right to Indemnification.................................................... 16
                  Section 2.        Advancement of Expenses..................................................... 17
                  Section 3.        Procedure for Indemnification and Obtaining

                           Advancement of Expenses.............................................................. 17
                  Section 4.        Other Rights, Continuation of Right to

                           Indemnification and Advancements..................................................... 17
                  Section 5.        Insurance................................................................... 18
                  Section 6.        Savings Clause.............................................................. 18
                  Section 7.        Terms....................................................................... 18

         ARTICLE X                  AMENDMENT................................................................... 19

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                                    ARTICLE I
                            MEETINGS OF SHAREHOLDERS

         SECTION 1. ANNUAL MEETING. The annual meeting of shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on the date, time and place designated by the Board of Directors.

         SECTION 2.        SPECIAL MEETING.

         (a) Special meetings of the shareholders shall be held when directed by the Chairman of the Board or the Board of Directors or when requested in writing by shareholders holding at least 50% of the voting power of all of the corporation's capital stock having the right and entitled to vote at such meeting. The call for the meeting shall be issued by the secretary, unless the Chairman of the Board, the Board of Directors or the shareholders requesting the calling of the meeting designate another person to do so. Only business within the purposes described in the notice required in Section 4 of this Article I may be conducted at a special shareholders' meeting.

         (b) Any shareholder of record seeking to have the shareholders request a special meeting may, by written notice to the secretary, request the Board of Directors to fix a record date pursuant to Section 7 of this Article I. The Board of Directors shall promptly, but in all events within 10 business days after the date upon which such a request is received, adopt resolutions fixing the record date. In the event of the delivery, in the manner provided by Section 7 of this Article I, to the corporation of such a request or requests and/or any related revocation or revocations, the corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the requests and revocations. Every written request for a special meeting shall set forth the purpose or purposes for which the special meeting is requested, the name and address, as they appear in the corporation's books, of each shareholder making the request, the class and number of shares of the corporation which are owned of record by each such shareholder, and shall bear the date of signature of each such shareholder. No such request shall be effective to request such a meeting unless, within 60 days of any record date established in accordance with Section 7 of this Article I, a written request signed by a sufficient number of record holders as of such date to request a special meeting in accordance with Section 2(a) of this Article I and, if applicable, the Articles of Incorporation are delivered to the corporation in the manner prescribed in this Article I. For the purposes of permitting a prompt ministerial review by the independent inspectors, no request by shareholders for a special meeting shall be effective until such date as the independent inspectors certify to the corporation that the requests delivered to the corporation in accordance with this Article I represent at least the minimum number of shares that would be necessary to request such meeting. Within 10 business days after the independent inspectors deliver such a certified report to the corporation, the Board of Directors shall adopt a resolution calling a special meeting of the shareholders and fixing a record date for such meeting in accordance with Section 7 of this Article I. In setting a meeting date, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of its business judgment including, without limitation, the nature of the action proposed


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to be taken, the facts and circumstances surrounding the request, and any plan of the Board of Directors to call a special or annual meeting of shareholders for the conduct of related business. Nothing contained in this section shall in any way be construed to suggest or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any request or revocation thereof, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto).

         SECTION 3. PLACE. Meetings of the shareholders shall be held at the principal office of the corporation or as determined by the Chairman of the Board, unless otherwise designated by resolution from time to time by the Board of Directors.

         SECTION 4. NOTICE. A written notice of each meeting of shareholders, signed by the secretary, president or the person authorized to call the meeting, shall be mailed to each shareholder having the right and entitled to vote at the meeting at the address as it appears on the records of the corporation, not less than 10 nor more than 60 days before the date set for the meeting. The notice shall state the time and place the meeting is to be held. A notice of a special meeting shall also state the purposes of the meeting. A notice of meeting shall be sufficient for that meeting and any adjournment of it. If a shareholder transfers any shares after the notice is sent, it shall not be necessary to notify the transferee. All shareholders may waive notice of a meeting before, at or after the meeting.

         SECTION 5. SHAREHOLDER QUORUM. Except as otherwise required by law, or by the Articles of Incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Any number of shareholders, even if less than a quorum, may adjourn the meeting from time to time and place to place without further notice until a quorum is obtained. Except as otherwise required by law, or by the Articles of Incorporation, a majority of the outstanding shares entitled to vote on a matter shall be present, in person or by proxy, at all meetings of the shareholders to constitute a quorum for the transaction of business on such matter, except to adjourn. When a specified item of business is required to be voted on separately by a particular class or series of stock, the presence of a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series. If less than a quorum of shares entitled to vote on a matter, as above defined, shall be present at the time and place for which a meeting shall be called, the Chairman of the Board, chief executive officer or secretary or the holders of a majority of the shares represented may adjourn any such meeting from time to time without notice other than by announcement at such meeting, until the number of shares requisite to constitute a quorum shall be present. At any adjourned meeting at which a quorum, as above defined, shall be present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally called. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

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         SECTION 6. SHAREHOLDER VOTING. If a quorum is present, action on a matter is approved and shall be the act of the shareholders if the votes cast favoring the action exceed the votes cast against the action, except as otherwise provided in Section 6 of Article II or the Articles of Incorporation or as required by law. Except as otherwise provided in the Articles of Incorporation or as required by law, each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. The books of record of shareholders shall be produced at a shareholders' meeting upon the request of any shareholder.

         SECTION 7. FIXING RECORD DATES. For the purpose of determining shareholders entitled (a) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (b) to request a special meeting of shareholders pursuant to Section 2 of this Article I, (c) to act by written consent, (d) to receive payment of any dividend, or (e) to make a determination of shareholders for any other proper purpose, the Board of Directors shall have the power to fix a date, not more than 60 days (or such longer period as may be permitted by current or future law) prior to the date on which the particular action requiring a determination of shareholders is to be taken, as the record date for any such determination of shareholders. A record date for the determination of shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof shall not be a date less than 10 days prior to such meeting. In setting a record date, whether in response to a request from a shareholder or otherwise, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of its business judgment including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding the request, and any plan of the Board of Directors to call a special or annual meeting of shareholders for the conduct of related business. In any case where a record date is set under any provision of this Article I, only shareholders of record on the record date shall be entitled to participate in the action for which the determination of shareholders of record is made, and, if the record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, only such shareholders of record shall be entitled to such notice or vote, notwithstanding any transfer of any shares on the books of the corporation after such record date.

         SECTION 8. PROXIES. A shareholder entitled to vote at any meeting of shareholders or any adjournment thereof may vote in person or by proxy executed in writing and signed by the shareholder or his attorney-in-fact. The appointment of proxy will be effective when received by the corporation's secretary or other officer or agent authorized to tabulate votes. If a proxy designates two or more persons to act as proxies, a majority of these persons present at the meeting, or if only one is present, that one, has all of the powers conferred by the instrument upon all the persons designated unless the instrument otherwise provides. No proxy shall be valid more than 11 months after the date of its execution unless a longer term is expressly stated in the proxy.

         SECTION 9. ACTION BY WRITTEN CONSENT OF SHAREHOLDERS WITHOUT MEETING. Any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent may, by written notice to the secretary, request the Board of Directors to fix a record date pursuant to Section 7 of this Article I. The Board of Directors shall promptly, but

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in all events within 10 business days after the date on which such a request is received, adopt a resolution fixing the record date. In the event of the delivery, in the manner provided by this Section, to the corporation of a consent or consents by shareholders to action without a meeting and/or any related revocation or revocations, the corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting a prompt ministerial review by the independent inspectors, no consent by shareholders to action without a meeting shall be effective until such date as the independent inspectors certify to the corporation that the consents delivered to the corporation represent at least the minimum number of shares that would be necessary to take action without a meeting. Nothing contained in this Section 9 shall in any way be construed to suggest or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any consent or revocation thereof, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto). Within 10 days after obtaining an authorization of an action by written consent, notice shall be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action. If the action creates dissenters' rights, the notice shall contain a clear statement of the right of dissenting shareholders to be paid the fair value of their shares upon compliance with and as provided for by the Florida Business Corporation Act.

         SECTION 10. NOTIFICATION OF NOMINATION OF DIRECTORS. Nominations for election to the Board of Directors of the corporation at a meeting of shareholders may be made by the Board of Directors or by any shareholder of the corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this Section 10. Such nominations, other than those made by or on behalf of the Board of Directors, may be made only if notice in writing is personally delivered to, or mailed by first class United States mail, postage prepaid, and received by, the secretary not less than 60 days nor more than 90 days prior to such meeting; PROVIDED, HOWEVER, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given to shareholders, such nomination shall have been mailed by first class United States mail, postage prepaid, and received by, or personally delivered to, the secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares, if any, of stock of the corporation that are beneficially owned by each such nominee and (iv) any other information concerning the nominee that must be disclosed in proxy solicitations pursuant to the proxy rules of the Securities and Exchange Commission if such person had been nominated, or was intended to be nominated, by the Board of Directors (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as it appears on the corporation's books, of such shareholder, (ii) a representation that such shareholder is a holder of record of shares of stock of the corporation entitled to vote at the meeting and the class and number of shares of

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the corporation which are beneficially owned by such shareholder, (iii) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice and (iv) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder. The corporation also may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.

         The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting, and that the defective nomination shall be disregarded.

         SECTION 11. NOTICE OF BUSINESS AT ANNUAL MEETINGS. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, if such business relates to the election of directors of the corporation, the procedures in Section 10 of this Article I must be complied with. If such business relates to any other matter, the shareholder must have given timely notice thereof in writing to the secretary. To be timely, a shareholder's notice must be personally delivered to, or mailed by first class United States mail, postage prepaid, and received by, the secretary not less than 60 days not more than 90 days prior to such meeting; PROVIDED, HOWEVER, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given to shareholders, such notice, to be timely, must have been mailed by first class United States mail, postage prepaid, and received by, or personally delivered to, the secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. A shareholder's notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) a representation that the shareholder is a holder of record of shares of stock of the corporation entitled to vote at the meeting and the class and number of shares of the corporation which are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business. Notwithstanding anything in these Amended and Restated Bylaws (the "Bylaws") to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 11 and except that any shareholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, as is to be

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included in the corporation's proxy statement for an annual meeting of shareholders shall be deemed to comply with the requirements of this Section 11.

         The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 11, and if he should so determine, he shall so declare to the meeting and the business not properly brought before the meeting shall be disregarded.

                                   ARTICLE II
                                    DIRECTORS

         SECTION 1. FUNCTION. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors. Directors must be natural persons who are at least 18 years of age but need not be residents of Florida or shareholders of the corporation.

         SECTION 2. COMPENSATION. The directors, as such, shall be entitled to receive such reasonable compensation for their services as may be fixed from time to time by resolution of the Board of Directors. In addition, the directors may be reimbursed for expenses of attending meetings of the Board of Directors and committees thereof. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of the executive committee or of any standing or special committee of the Board of Directors may by resolution of the Board be allowed such compensation for their services as the Board of Directors may deem reasonable, and additional compensation may be allowed to directors for special services rendered.

         SECTION 3. PRESUMPTION OF ASSENT. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he objects at the beginning of the meeting (or promptly upon arriving) to the holding of the meeting or transacting the specified business at the meeting, or if the director votes against the action taken or abstains from voting because of an asserted conflict of interest.

         SECTION 4. NUMBER OF DIRECTORS.

         (a) The Board of Directors of the corporation shall consist of not less than four persons, the exact number to be determined from time to time by resolution adopted by the affirmative vote of a majority of all directors of the corporation then holding office at any special or regular meeting. Any such resolution increasing or decreasing the number of directors shall have the effect of creating or eliminating a vacancy or vacancies, as the case may be, provided that no such resolution shall reduce the number of directors below the number then

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holding office and provided further that no such resolution may increase or decrease the number of directors by more than 30% of the number of directors last approved by the shareholders at any special or annual meeting of the shareholders of the corporation.

         (b) Commencing with the first annual meeting of shareholders of the Corporation following the consummation of the initial offering and sale by the Corporation of shares of its common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, the Board of Directors shall be divided into three (3) classes; designated Class I, Class II and Class III, with each class having as nearly an equal number of directors as possible. At the annual meeting, directors of Class I shall be initially elected to hold office for a one-year term, directors of Class II shall be initially elected to hold office for a two-year term, and directors of Class III shall be initially elected to hold office for a three-year term with each director in each class to hold office until his successor is elected and qualified, or until his earlier resignation, removal from office or death. At each succeeding annual meeting of shareholders beginning at the annual meeting after such first meeting, the successors of the class of directors whose term expires at the meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election or until their successors are duly elected and qualified. The original allocation among the three classes of directors elected at such first annual meeting shall be determined by a resolution of the Board of Directors.

         SECTION 5. ELECTION OF DIRECTORS. Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

         SECTION 6. VACANCIES. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled only by the Board of Directors (and not by the shareholders), by resolution adopted by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors; provided, however, that if not so filled, any such vacancy shall be filled by the shareholders at the next annual meeting or at a special meeting called for that purpose. Any director so elected or appointed shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred, as the case may be, and until such director's successor is elected and qualified.

         SECTION 7. REMOVAL OF DIRECTORS. At a meeting of shareholders, any director or the entire Board of Directors may be removed, solely with cause and provided the notice of the meeting states that one of the purposes of the meeting is the removal of the director. A director may be removed only if the number of votes cast to remove him constitutes at least 66 2/3% of the voting power of all of the shares of capital stock then entitled to vote generally in the election of directors, voting together as a single class. For purposes of this Section 7 of Article II, "cause" shall mean the failure of a director to substantially perform such director's duties to

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the corporation (other than any such failure resulting from incapacity due to physical or mental illness) or the willful engaging by a director in gross misconduct injurious to the corporation.

         SECTION 8. QUORUM AND TRANSACTION OF BUSINESS. A majority of the number of directors fixed pursuant to these Bylaws shall constitute a quorum for the transaction of business, except that a majority of the directors in office shall constitute a quorum for filling a vacancy on the Board. Whenever less than a quorum is present at the time and place appointed for any meeting of the Board, a majority of those present may adjourn the meeting from time to time and place to place, until a quorum shall be present and no notice of any such adjourned meeting shall be required. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         SECTION 9. PLACE OF MEETING. Regular and special meetings of the Board of Directors shall be held at the principal office of the corporation or as determined by the Chairman of the Board, unless otherwise designated by resolution from time to time by the Board of Directors.

         SECTION 10. TIME, NOTICE AND CALL OF MEETINGS. Regular meetings of the Board of Directors shall be held without notice at the time and on the date designated by resolution of the Board of Directors. Meetings of the Board of Directors may be called by the Chairman of the Board. Upon determining the need for a special meeting, the Chairman of the Board shall direct the secretary of the corporation to provide written notice of the time, date and place of such special meeting of the Board of Directors to each director by personal delivery, mail delivery or by facsimile at least two but not more than 15 days before the meeting. Notice of a meeting of the Board of Directors need not be given to a director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting constitutes a waiver of notice of that meeting and waiver of all objections to the place of the meeting, the time of the meeting, and the manner in which it has been called or convened, except when a director states at the beginning of the meeting or promptly upon arrival at the meeting, objection to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors must be specified in the notice or waiver of notice of the meeting. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of an adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors. Members of the Board of Directors (and any committee of the Board) may participate in a meeting of the Board (or committee) by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by these means constitutes presence in person at a meeting.

         SECTION 11. ACTION WITHOUT A MEETING. Any action required to be taken at a meeting of the Board of Directors (or a committee of the Board), and any action which may be taken at a meeting of the Board of Directors (or a committee of the Board) may be taken without a meeting if a consent in writing, setting forth the action to be taken and signed by all of the

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directors (or members of the committee), is filed in the minutes of the proceedings of the Board of Directors. The action taken shall be deemed effective when the last director signs the consent, unless the consent specifies otherwise.

                                   ARTICLE III
                                   COMMITTEES

         SECTION 1. EXECUTIVE COMMITTEE. The Board of Directors may from time to time, by resolution passed by a majority of the whole Board, create an executive committee of three or more directors, the members of which shall be elected by the Board of Directors to serve at the pleasure of the Board. If the Board of Directors does not designate a chairman of the executive committee, the executive committee shall elect a chairman from its own members. Except as otherwise provided herein and in the resolution creating an executive committee, such committee shall, during the intervals between the meetings of the Board of Directors, possess and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the corporation, other than that of filling vacancies among the directors or in any committee of the directors and except as required by law. The executive committee shall keep full records and accounts of its proceedings and transactions. All action by the executive committee shall be reported to the Board of Directors at its meeting next succeeding such action and shall be subject to control, revision and alteration by the Board of Directors, provided that no rights of third persons shall be prejudicially affected thereby. Vacancies in the executive committee shall be filled by the directors, and the directors may appoint one or more directors as alternate members of the committee who may take the place of any absent member or members at any meeting.

         SECTION 2. MEETINGS OF EXECUTIVE COMMITTEE. Subject to the provisions of these Bylaws, the executive committee shall fix its own rules of procedure and shall meet as provided by such rules or by resolutions of the Board of Directors, and it shall also meet at the call of the Chairman of its Board, the chairman of the executive committee or any two members of the committee. Unless otherwise provided by such rules or by such resolutions, the provisions of
Section 11 of Article II relating to the notice required to be given for meetings of the Board of Directors shall also apply to meetings of the executive committee. A majority of the executive committee shall be necessary to constitute a quorum.

         SECTION 3. OTHER COMMITTEES. The Board of Directors may by resolution provide for such other standing or special committees as it deems desirable, and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board of Directors. The provisions of Section 1 and Section 2 of this Article shall govern the appointment and action of such committee so far as consistent, unless otherwise provided by the Board of Directors. Vacancies in such committees shall be filled by the Board of Directors or as the Board of Directors may provide.

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

                                   ARTICLE IV
                                    OFFICERS

         SECTION 1. GENERAL PROVISIONS. The Board of Directors shall appoint a Chairman of the Board of Directors, a chief executive officer, a chief operating officer, a president, such number of vice presidents, if any, as the Board may from time to time determine, a secretary and a treasurer. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. The Chairman of the Board, shall be, but the other officers need not be, chosen from among the members of the Board of Directors. Any two of such offices, other than those of president and vice president, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

         SECTION 2. TERM OF OFFICE. The officers of the corporation shall hold office at the pleasure of the Board of Directors, and, unless sooner removed by the Board of Directors, until the annual meeting of the Board of Directors following the date of their appointment and until their successors are chosen and qualified. The Board of Directors may remove any officer at any time, with or without cause. A vacancy in any office created shall be filled by the Board of Directors.

         SECTION 3. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Board of Directors and meetings of shareholders and shall be the senior officer of the corporation and, subject to the control of the Board of Directors, shall exercise supervision over the management of the business of the corporation. He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notices, and other instruments requiring his signature; and shall have all the powers and duties prescribed by the Florida Business Corporation Act and such others as the Board of Directors may from time to time assign to him.

         SECTION 4. CHIEF EXECUTIVE OFFICER. The chief executive officer shall exercise supervision over the management of the business of the corporation and its several officers, subject, however, to the oversight of the Chairman of the Board. In the absence of the Chairman of the Board, he shall preside at meetings of the shareholders. He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notices, and other instruments requiring his signature; and shall have all the powers and duties prescribed by the Florida Business Corporation Act and such others as the Board of Directors may from time to time assign to him.

         SECTION 5. PRESIDENT. The president shall exercise supervision over the business of the corporation and over its several officers, subject, however, to the oversight of the Chairman of the Board and the chief executive officer. In the absence of the Chairman of the Board and chief executive officer, he shall preside at meetings of the shareholders. He shall have authority

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



to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notices, and other instruments requiring his signature; and shall have all the powers and duties prescribed by the Florida Business Corporation Act and such others as the Board of Directors may from time to time assign to him.

         SECTION 6. CHIEF OPERATING OFFICER. The chief operating officer shall exercise supervision over the business of the corporation and over its several officers, subject, however, to the oversight of the Chairman of the Board, the chief executive officer and the president. In the absence of the Chairman of the Board, chief executive officer and president, he shall preside at meetings of the shareholders. He shall have authority to sign all deeds, mortgages, bonds, agreements, notices, and other instruments requiring his signature; and shall have all the powers and duties prescribed by the Florida Business Corporation Act and such others as the Board of Directors may from time to time assign to him.

         SECTION 7. VICE PRESIDENT. The vice presidents shall have such powers and duties as may from time to time be assigned to them by the Board of Directors or the president. At the request of the president, or in the case of his absence or disability, the vice president designated by the president (or in the absence of such designation, the vice president designated by the Board) shall perform all the duties of the president and, when so acting, shall have all the powers of the president. The authority of vice presidents to sign in the name of the corporation certificates for shares and deeds, mortgages, bonds, agreements, notes and other instruments shall be coordinate with like authority of the president.

         SECTION 8. SECRETARY. The secretary shall keep minutes of all the proceedings of the shareholders and the Board of Directors and shall make proper record of the same, which shall be attested by him; shall have authority to execute and deliver certificates as to any of such proceedings and any other records of the corporation; shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes and other instruments to be executed by the corporation which require his signature; shall give notice of meetings of shareholders and directors; shall produce on request at each meeting of shareholders a certified list of shareholders arranged in alphabetical order; shall keep such books and records as may be required by law or by the Board of Directors; and, in general, shall perform all duties incident to the office of secretary and such other duties as may from time to time be assigned to him by the Board of Directors or the president.

         SECTION 9. TREASURER. The treasurer shall have general supervision of all finances of the corporation; he shall be in charge of all money, bills, notes, deeds, leases, mortgages and similar property belonging to the corporation, and shall do with the same as may from time to time be required by the Board of Directors. He shall cause to be kept adequate and correct accounts of the business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required; and he shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors or the president.

         SECTION 10. ASSISTANT AND SUBORDINATE OFFICERS; SPECIAL OFFICERS TO THE CHAIRMAN OF THE BOARD. The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable, and the Chairman of the Board may appoint such assistant or special officers as he may deem desirable. Each such officer shall hold office at the pleasure of the Board of Directors, in the case of an officer appointed by the Board of Directors, or the Chairman of the Board, in the case of an officer appointed by the Chairman of the Board, and perform such duties as the Board of Directors, in the case of an officer appointed by the Board of Directors, or the Chairman of the Board, in the case of an officer appointed by the Chairman of the Board, may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties, and to fix their compensation.

         SECTION 11. DUTIES OF OFFICERS MAY BE DELEGATED. In the absence of any officer of the corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for such period of time as the Board of Directors deem appropriate, the powers or duties, or any of them, of such officers to any other officer or to any director.

                                    ARTICLE V
                           SHARE CERTIFICATE AND SEAL

         SECTION 1. FORM AND EXECUTION. Certificates for shares, certifying the number of fully-paid shares owned, shall be issued to each shareholder in such form as shall be approved by the Board of Directors. Such certificates shall be signed by the Chairman of the Board or the president or a vice president and by the secretary or the treasurer; provided, however, that if such certificates are countersigned by a transfer agent and/or registrar the signatures of any of said officers and the seal of the corporation upon such certificates may be facsimiles, engraved, stamped or printed. If any officer or officers who shall have signed, or whose facsimile signature shall have been used, printed or stamped on any certificate or certificates for shares, shall cease to be such officer or officers, because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates, if authenticated by the endorsement thereon of the signature of a transfer agent or registrar, shall nevertheless be conclusively deemed to have been adopted by the corporation by the use and delivery thereof and shall be as effective in all respects as though signed by a duly elected, qualified and authorized officer or officers, and as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the corporation. The failure of the corporation to note upon a certificate a restriction on the transfer of shares imposed or which may be imposed by law, contract or otherwise, shall not be deemed to imply that such shares are free of any such restriction or create in favor of the person to whom such certificate is issued, or any successor, assign, devise or heir of such recipient, any cause of action of any nature against the corporation.

         SECTION 2. REGISTRATION OF TRANSFER. Any certificate for shares of the corporation shall be transferable (subject to any applicable restrictions imposed or which may be imposed by law, contract or otherwise) in person or by attorney upon the surrender thereof to the corporation or any transfer agent therefor (for the class of shares represented by the certificate surrendered) properly endorsed for transfer and accompanied by such assurances as the corporation or such transfer agent may require as to the genuineness and effectiveness of each necessary endorsement.

         SECTION 3. LOST, STOLEN OR DESTROYED CERTIFICATES. The corporation shall, upon the authorization of the Chairman of the Board, the secretary or such other person as is authorized by resolution of the Board of Directors, issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issue of a new certificate before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the corporation may direct to indemnify the corporation and any transfer agent and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the corporation.

         SECTION 4. SEAL. The corporate seal shall be circular in form and include the name of the corporation.

                                   ARTICLE VI
                                  DISTRIBUTIONS

         The Board of Directors may, from time to time, declare distributions to its shareholders in cash, property, or its own shares, unless the distribution would cause (i) the corporation to be unable to pay its debts as they become due in the usual course of business, or (ii) the corporation's assets to be less than its liabilities plus the amount necessary, if the corporation were dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution. The shareholders and the corporation may enter into an agreement requiring the distribution of corporate profits, subject to the provisions of applicable law.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 1. FISCAL YEAR. The fiscal year of the corporation shall be as specified by the Board of Directors.

         SECTION 2. RESIGNATION. Any director or officer of the corporation may resign his office at any time upon presenting his written resignation to the Board of Directors, the Chairman of the Board, the chief executive officer, the chief operating officer, the president or the secretary, and, unless some time be fixed in such resignation as the date upon which it is to become effective, the same shall become effective immediately upon presentation. The acceptance of a resignation shall not be required to make it effective, unless otherwise so stated in such resignation, and in that event it shall become effective at the pleasure of the Board.

         SECTION 3. VOTING UPON STOCKS OF OTHER CORPORATIONS. Unless otherwise ordered by the Board of Directors, the Chairman of the Board, the chief executive officer, the chief operating officer, or the president shall, in the order above stated, have full power and authority on behalf of the corporation to attend, act and vote at any meeting or meetings of shareholders of any corporation in which this corporation may hold stock or other securities, and at any such meeting shall possess and may exercise on behalf of the corporation any and all of the rights and powers incident to the ownership of such stock or other securities. The person having the power and authority as set forth above may in his discretion delegate same to another person that he designates to act on behalf of the corporation at any given meeting. The Board of Directors, by resolution, may from time to time confer like powers upon any other person or persons.

                                  ARTICLE VIII
                        CORPORATE RECORDS; SHAREHOLDERS'
                    INSPECTION RIGHTS; FINANCIAL INFORMATION

         SECTION 1.        CORPORATE RECORDS.

         (a) The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors on behalf of the corporation.

         (b) The corporation shall maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

         (c) The corporation shall keep a copy of: its articles or restated articles of incorporation and all amendments to them currently in effect; these Bylaws or restated Bylaws and all amendments currently in effect; resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders' meetings and records of all actions taken by shareholders without a meeting for the past three years; written communications to all shareholders generally or all shareholders of a class of series within the past three years, including the financial statements furnished for the last three years; a list of names and business street addresses of its current directors and officers; and its most recent annual report delivered to the Department of State.

         (d) The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

     SECTION 2. SHAREHOLDERS' INSPECTION RIGHTS. A shareholder is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the corporate records described in Section 1(c) of this
Article if the shareholder gives the corporation written notice of the demand at least 5 business days before the date on which he wishes to inspect and copy the records.

         A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder gives the corporation written notice of this demand at least 5 business days before the date on which he wishes to inspect and copy provided (a) the demand is made in good faith and for a proper purpose; (b) the shareholder describes with reasonable particularity the purpose and the records he desires to inspect; and (c) the records are directly connected with the purpose: (i) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board on behalf of the corporation; (ii) accounting records; (iii) the record of shareholders; and (iv) any other books and records of the corporation.

         This Section 2 does not affect the right of a shareholder to inspect and copy the shareholders' list described in Section 6 of Article I, if the shareholder is in litigation with the corporation to the same extent as any other litigant or the power of a court to compel the production of corporate records for examination.

         The corporation may deny any demand for inspection if the demand was made for an improper purpose, or if the demanding shareholder has within the two years preceding his demand, sold or offered for sale any list of shareholders of the corporation or of any other corporation, has aided or abetted any person in procuring any list of shareholders for that purpose, or has improperly used any information secured through any prior examination of the records of this corporation or any other corporation.

     SECTION 3. FINANCIAL STATEMENTS FOR SHAREHOLDERS. Unless modified by resolution of the shareholders within 120 days after the close of each fiscal year, the corporation shall furnish its shareholders with annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

         If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the chief financial officer or the person responsible for the corporation's accounting records stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation and describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

         The corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements. Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest annual financial statements.

     SECTION 4. OTHER REPORTS TO SHAREHOLDERS. If the corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next annual shareholders' meeting, or prior to the meeting if the indemnification or advance occurs after the giving of the notice but prior to the time the annual meeting is held. This report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

         If the corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the corporation, with or before the notice of the next shareholders' meeting.

                                   ARTICLE IX
                                 INDEMNIFICATION

     SECTION 1. RIGHT TO INDEMNIFICATION. Each person (including here and hereinafter, the heirs, executors, administrators, or estate of such person) (i) who is or was a director or officer of the corporation, (ii) who is or was an agent or employee of the corporation other than an officer and as to whom the corporation has agreed to grant such indemnity, or (iii) who is or was serving at the request of the corporation as its representative in the position of director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise and as to whom the corporation has agreed to grant such indemnity shall be indemnified by the corporation as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any such future legislation or decision, only to the extent that it permits the corporation to provide broader indemnification rights than permitted prior to such legislation or decision), against any liability or expense, awarded or assessed against him, or incurred by him, in his capacity as such director, officer, agent, employee or representative, or arising out of his status as such director, officer, agent, employee, or representative, including (in the case of derivative actions) expenses and amounts paid by him in settlement of any proceeding asserted or brought against him in his aforesaid capacity or arising out of his status as such.

     SECTION 2. ADVANCEMENT OF EXPENSES. Expenses incurred by a person referred to in Section 1 of this Article IX in defending a civil or criminal proceeding shall be paid by the corporation in advance of the final disposition of such proceeding, (i) upon receipt, in the case of a director or officer, of an undertaking by or on behalf of the director or officer to repay all amounts so advanced if he is ultimately found not to be entitled to be indemnified by the corporation pursuant to this Article IX, and (ii) upon satisfaction of such other conditions as are required by current or future legislation (but, with respect to future legislation, only to the extent that it provides conditions less burdensome to the director, officer, employee, agent or representative, and to the corporation, than those provided previously). Such expenses incurred by other employees, agents and representatives may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and upon approval of such director, officer, employee, agent or representative of the corporation, authorize the corporation's counsel to represent such person, in any proceeding, whether or not the corporation is a party to such proceeding.

     SECTION 3. PROCEDURE FOR INDEMNIFICATION AND OBTAINING ADVANCEMENT OF EXPENSES. Any indemnification of liabilities and expenses or advancement of expenses under this Article shall be made promptly, and in any event within 60 days, upon the written request of the director, officer, employee, agent or representative seeking indemnification or an advancement. If the corporation denies such request in whole or in part or if no disposition thereof is made within 60 days of its receipt of such request or if the corporation otherwise fails to provide indemnification or advancement provided for in this Article IX, and despite any contrary determination by the corporation (including its Board of Directors or a committee thereof, its independent legal counsel or its shareholders) in the specific case, a director, officer, employee, agent or representative may apply for indemnification or advancement, or both, in an appropriate proceeding brought in a court of competent jurisdiction and shall be entitled to such indemnification or advancement, or both, as the court shall by order direct. Such person's reasonable expenses in obtaining court-ordered indemnification or advancement shall be reimbursed by the corporation. No such contrary determination by the corporation (including the Board of Directors or a committee thereof, its independent legal counsel or its shareholders) shall be a defense to such proceeding or create a presumption that the claimant has not met the applicable standard of conduct, if any, for indemnification or an advancement.

     SECTION 4. OTHER RIGHTS, CONTINUATION OF RIGHT TO INDEMNIFICATION AND ADVANCEMENTS. The indemnification and advancements provided by this Article shall not be deemed exclusive of any other or further rights to which a person seeking indemnification or advancements may be entitled under any law (common or statutory), agreement, vote of shareholders or disinterested directors or otherwise, either as to action taken or omitted to be taken in his official capacity or as to action taken or omitted to be taken in another capacity while holding office or while employed by or acting as agent for the corporation. All rights to indemnification and to advancements of expenses under this Article shall be deemed to be a contract between the corporation and each director, officer, employee, agent or representative of the corporation described in Section 1 of this Article who serves or has served in any such capacity at any time while this Article is in effect.

          Any repeal or modification of this Article IX, or any repeal or modification of relevant provisions of the Florida Business Corporation Act or any other applicable law, shall not in any way diminish any right to indemnification or to advancement of expenses of such director, officer, employee, agent or representative, or the obligations of the corporation, arising hereunder.

     SECTION 5. INSURANCE. The corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the corporation would have the legal power to directly indemnify him against such liability.

     SECTION 6. SAVINGS CLAUSE. If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer, and each employee, agent and representative of the corporation described in Section 1 of this Article IX, as to liabilities and expenses, and amounts paid in settlement with respect to any proceeding, including any action by or in the right of the corporation, to the full extent permitted by any applicable portion of this
Article IX that shall not have been invalidated and to the full extent permitted by applicable law.

     SECTION 7. TERMS. For purposes of this Article IX, the term "other enterprises" includes employee benefit plans; the term "expenses" includes counsel fees, including those for appeal; the term "liability' includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding; the term "proceeding" includes any threatened, pending, or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal; the term "agent" includes a volunteer; and the term "serving at the request of the corporation" includes any service as a director, officer, employee or agent of the corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries.

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

                                    ARTICLE X
                                    AMENDMENT

         These Bylaws may be altered, amended or repealed, and new Bylaws adopted, by the affirmative vote of at least a majority of the members of the Board of Directors then in office or by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all shares of capital stock of the corporation then entitled to vote generally in the election of directors, voting as a single class.

                                     - 19 -